                                                EXHIBIT 99.1

For Information
Brent A. Collins
303-861-8140

FOR IMMEDIATE RELEASE

ST. MARY TO PRESENT AT HOWARD WEIL CONFERENCE

DENVER, March 19, 2009 – St. Mary Land & Exploration Company (NYSE: SM) announces that the Company's Chief Executive Officer and President, Tony Best, will present at the Howard Weil 37th Annual Energy Conference at 4:20 pm central time on Monday, March 23, 2009, at the Sheraton New Orleans Hotel, located at 500 Canal Street, New Orleans, LA.  A copy of the presentation will be available on the Company's website beginning Monday, March 23, 2009 at www.stmaryland.com.